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                                                                    EXHIBIT 10.2

                          APPALACHIAN BANCSHARES, INC.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

     1.  Establishment, Purpose, and Definitions.
         ---------------------------------------

         (a) Appalachian Bancshares, Inc. (the "Holding Company") hereby adopts the Appalachian Bancshares, Inc. 1997 Employee Stock Incentive Plan (the "Plan").

         (b) The purpose of the Plan is to allow the Holding Company and its Affiliates to attract and retain eligible individuals (as defined in Section 5 below) and to provide incentives to such individuals for their services to the Holding Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. The Plan provides employees (including officers and directors who are employees) of the Holding Company and of its Affiliates an opportunity to purchase shares of the Holding Company's common stock $5.00 par value per share ("Stock") pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, independent contractors, and consultants of the Holding Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Section 422 of the Code (referred to as "nonqualified stock options").

         (c) The term "Affiliate" as used in the Plan means parent or subsidiary corporations of the Holding Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Holding Company" for "employer corporation"), including parents or subsidiaries of the Holding Company that become such after adoption of the Plan.

     2.  Administration of the Plan.
         --------------------------

         (a) The Plan shall be administered by the Board of Directors of the Holding Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to the "Committee" shall be construed to refer to the Board.

         (b) The Board shall determine which eligible individuals (as defined in Section 5 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

         (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment that would adversely affect the holder's rights under an outstanding option shall not be made without the holder's written consent. The Committee may, with the holder's written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option under the Plan on such terms determined by the Committee.

         (d) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.
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     3.  Fair Market Value.
         -----------------

         Where this Plan uses the term "fair market value" in connection with the Stock, such fair market value shall be determined by the Board as follows:

         (a) If the Stock is listed on any established stock exchange or on Nasdaq, its fair market value shall be the closing selling price for such stock on the principal securities exchange on which the Stock is at the time listed for trading. If there are no sales of Stock on that date, then the closing selling price for the Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value; or,

         (b) If the Stock is not traded on an exchange, its fair market value shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

     4.  Stock Subject to the Plan.
         -------------------------

         (a) Subject to adjustment pursuant to Section 4(c) below, the maximum aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall equal 100,000 shares of Stock.

         (b) If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Stock that were subject to such option, but as to which the option had not been exercised, shall continue to be available under the Plan.

         (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Holding Company, without consideration, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the outstanding options under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan and the number and kind of shares and the price per share subject to outstanding options. No certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

     5.  Eligible Individuals.
         --------------------

         Individuals who shall be eligible to have granted to them options under the Plan shall be such employees, officers, independent contractors, and consultants of the Holding Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Holding Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

     6.  Terms and Conditions of Options.
         -------------------------------

         (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Holding Company, the Affiliate, if applicable, and the person to whom such option is granted.

         (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten years and that, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Holding Company or an Affiliate, the term of each incentive stock option shall be no more than five years.

         (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Holding Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000, such options shall be treated as nonqualified options to
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the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

         (d) The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of each nonqualified stock option shall be as determined by the Board of Directors. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Holding Company or an Affiliate, the exercise price shall be not less than 110% of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 4(c) above.

         (e) Payment of the purchase price and any withholding amounts pursuant to Section 11 upon exercise of any option granted under this Plan shall be made in cash or by optionee's personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Holding Company in lawful money of the United States. An option may not be exercised with respect to a fraction of a share of Stock.

         (f) The stock option agreement may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions. If an option, or any part thereof is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

     7.  Right of First Refusal
         ----------------------

         (a) As a condition to the grant of any option hereunder, the holder shall agree not to transfer, sell, assign, pledge, or in any manner dispose of or encumber any of the Stock acquired pursuant to the exercise of an option until he shall have offered to sell such Stock to the Holding Company at the price per share calculated pursuant to subsection (b) below. Notwithstanding the foregoing, the holder may pledge the Stock as security for a loan from an affiliate of the Holding Company or assign such Stock to his or her spouse and/or children for estate planning purposes; provided, however, that any such assignee shall be subject to the restrictions of this Section 7 with respect to such Stock. Upon a determination by the holder that he desires to sell any or all of the Stock, the holder shall give the Holding Company not less than ten
(10) days prior written notice (the "Notice of Disposition") of such holder's desire to dispose of a specific number of the shares of Stock (the "Notice Securities"). The Notice of Disposition (i) shall be signed by the holder and
(ii) shall be mailed by registered mail to the Holding Company, at its then principal place of business. Upon receipt of the Notice of Disposition, the Holding Company (or its respective designee, as allowed below) shall have five
(5) business days from the time of receipt of the Notice of Disposition to notify the holder that it intends to purchase the Notice Securities, free and clear of all claims, liens, or encumbrances, at the price per share calculated pursuant to subsection (b) below. The closing of any such purchases shall be at a time and place mutually agreed to by the parties thereto, provided that if the parties are unable to make such an agreement, the closing shall be held at the principal office of the Holding Company at 10:00 a.m. on the tenth business day following the day on which the Notice of Disposition is received by the required recipient thereof. The Holding Company may designate an Affiliate as the purchaser of all or any portion of Notice Securities which the Holding Company has the right to purchase hereunder; provided however, that if the Holding Company cannot legally purchase the Notice Securities at the time of receipt of the Notice of Disposition, then such designation of the Affiliate as an alternative purchaser, as the case may, be shall be deemed to have been made.

         (b) Purchase Price. In the event that the Holding Company (or any
             --------------
designee) does elect to purchase any of the Notice Securities pursuant to subsection (a) hereof, it shall purchase Notice Securities for the price per share determined by the Committee as the average of the highest and lowest sales price of the Stock in the ninety (90) day period immediately preceding the date the Holding Company receives the Notice of Disposition. The Committee shall have absolute discretion to determine the prices at which Stock has traded in such ninety (90) day period, and any determination of the Committee shall be conclusive and binding on all persons notwithstanding that the information used by the Committee in making its determination may be incomplete or unreliable if there is no established trading market for the Stock.
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         (c) Non-exercise of Right of First Refusal. If the Holding Company or
             --------------------------------------
its respective assignees do not exercise their rights hereunder to purchase all of the Notice Securities, the holder may sell all, but not less than all, of the unpurchased Notice Securities for a period of ninety (90) days following the delivery of the Notice of Disposition to the Holding Company (the "Unrestricted Transfer Period") without further compliance with Subsections (a) and (b) hereof. After expiration of the Unrestricted Transfer Period, the provisions of Subsections (a) and (b) shall again be applicable to any transfer of the former Notice Securities.

     8.  Use of Proceeds.
         ---------------

         Cash proceeds realized from the exercise of options granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Holding Company.

     9.  Amendment, Suspension, or Termination of the Plan.
         -------------------------------------------------

         (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders.

         (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option or previously granted under the Plan. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 9.

     10. Assignability
         -------------

         Each option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, may be exercised only by the optionee.

     11. Withholding Taxes.
         -----------------

         No Stock shall be granted or sold under the Plan to any individual, and no option may be exercised, until the individual has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation, obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments.

     12. Restrictions on Transfer of Shares.
         ----------------------------------

         The Committee may require that the Stock acquired pursuant to the Plan be subject to such restrictions and agreements and bear any legend regarding sale, assignment, encumbrances, or other transfers as are in effect among the shareholders of the Holding Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem appropriate.

     13. Change in Control.
         -----------------

         (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

             (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Holding Company or by a Holding Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Holding Company's outstanding Stock;

             (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested
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elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         (b) For purposes of this Section 13, a "Corporate Transaction" shall be deemed to occur upon any of the following transactions to which the Holding Company is a party:

             (i) approval by the Holding Company's shareholders of a merger or consolidation in which the Holding Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Holding Company is incorporated;

             (ii) approval by the Holding Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Holding Company (including the capital stock of the Holding Company's subsidiary corporations) in connection with a complete liquidation or dissolution of the Holding Company; or

             (iii) approval by the Holding Company's shareholders of any reverse merger in which the Holding Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Holding Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         (c) In its discretion, the Board may provide in any stock option agreement (or in an amendment thereto) evidencing an option hereunder that, in the event of any Corporate Transaction or an event giving rise to a Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable as of the date of the Change in Control or Corporate Transaction or such other date determined by the Board. However, the Board may provide in any such agreement that, in the case of a Corporation Transaction, the Board may determine that an outstanding option will not be so accelerated if and to the extent (i) such option is either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

         (d) If the Board determines to incorporate a Change in Control or Corporate Transaction acceleration provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control or Corporate Transaction described in clauses (a)(i), (a)(ii) and (b)(iii) of
Section 13 above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Corporate Transaction described in clauses
(i) or (ii) of Section 13(b) above, the option shall terminate as of the effective date of the Corporate Transaction described therein unless such option is assumed by a successor corporation in the event of a Corporate Transaction described in clause (i) of Section 13(b). If an option is assumed in the event of a Corporate Transaction described in clause (i) of Section 13(b) above, the option shall remain exercisable for the remaining term of the option. In no event shall any option under the Plan be exercised after the expiration of the term provided for in the related stock option agreement pursuant to Section 6(b).

     14. Shareholder Approval.
         --------------------

         Continuance of the Plan shall be subject to approval by the shareholders of the Holding Company within twelve (12) months before or after the date the Plan is adopted. Any incentive stock options granted hereunder shall become effective only upon such shareholder approval of the Plan. The Board may grant incentive stock options prior to shareholder approval of the Plan, but until such shareholder approval is obtained, no such option shall be exercisable. In the event that such shareholder approval is not obtained within the period provided above, all options previously granted above, shall terminate. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at such shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Holding Company is, either in person or by proxy, present and voting on the Plan.
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     15. Rule 16b-3 Compliance.
         ---------------------

         (a) With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Insiders are concerned.

         (b) If, subsequent to the Board's adoption of the Plan, Rule 16b-3 is amended to delete any of the Rule 16b-3 requirements addressed by the provisions of the Plan governing grants or awards to Insiders, the Board may amend the Plan without shareholder approval (unless such approval is required by Rule 16b-3 as so amended) to delete or otherwise amend any such provisions no longer required for grants of options, and Stock under the Plan to Insiders to be exempt from
Section 16(b) liability under the Exchange Act.

     16. The Right of the Holding Company to Terminate Employment.
         --------------------------------------------------------

         No provision in the Plan or any Option shall confer upon any Optionee any right to continue in the employment of the Holding Company or an Affiliate or to interfere in any way with the right of the Holding Company or an Affiliate to terminate his employment at any time.